Western Union First Quarter 2012 Earnings Webcast & Conference Call April 24, 2012 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations * * * * * * * * *

New segment structure beginning Q1 2012
Consumer-to-Consumer (C2C) now reporting six regions:
Europe and Commonwealth of Independent States (CIS)
North America including US, Canada, Mexico
Middle East and Africa
Asia Pacific including India and South Asia (APAC)
Latin America and the Caribbean (LACA)
westernunion.com (from all geographic regions)
Consumer-to-Business (C2B)
Business Solutions
Other (primarily Retail Money Order, Prepaid and Mobile
Money Transfer)

Q1 New Segment Structure

Safe Harbor

This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,”
“provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks throughout the Annual Report on Form 10-K for the year ended December 31,
2011, including those described under “Risk Factors”. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i)
events related to our business and industry, such as: deterioration in consumers' and clients' confidence in our business, or in money transfer and payment service providers generally; changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and financial market disruptions; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts;
changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; changes in immigration laws, interruptions in immigration patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new services and enhancements, and gain market acceptance of such services; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the realization of anticipated financial benefits from these acquisitions; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; any material breach of security or safeguards of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place;
adverse rating actions by credit rating agencies; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and Internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; changes in tax laws and unfavorable resolution of tax contingencies;
cessation of various services provided to us by third-party vendors; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; significantly slower growth or declines in the money transfer market and other markets in which we operate; changes in industry standards affecting our business; (ii) events related to our regulatory and litigation environment, such as: the failure by us, our agents or their subagents to comply with laws and regulations designed to detect and prevent money laundering, terrorist financing, fraud and other illicit activity; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, governmental or judicial interpretations thereof and industry practices and standards; liabilities resulting from a failure of our agents or subagents to comply with laws and regulations; increased costs due to regulatory initiatives and changes in laws, regulations and industry practices and standards affecting our agents; liabilities and unanticipated developments resulting from governmental investigations and consent agreements with, or enforcement actions by, regulators, including those associated with compliance with, or a failure to comply with the settlement agreement with the State of Arizona; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the rules promulgated there-under and the creation of the Consumer Financial Protection
Bureau; liabilities resulting from litigation, including class-action lawsuits and similar matters, including costs, expenses, settlements and judgments; failure to comply with regulations regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations; and (iii) other events, such as:
adverse consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks.

Hikmet Ersek President & Chief Executive Officer * * * * * * * * *

C2C revenue growth accelerated
4% reported, or 5% constant currency*
Reached 500,000 Agent locations in April
Business Solutions integration on track
Pro forma revenue growth 5%, or 4% constant currency*
Strong progress in Ventures
westernunion.com money transfer revenue increased 39%

Q1 Highlights
Returned over $200 million through
buyback and dividends
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

New services
WU Pay electronics payment platform launched
Key agreements
Mobile money transfer to integrate with Ericsson’s platforms
Acxsys agreement for international account based money
transfer for customers of Canadian banks
Business Solutions launched pension payment services for
Mercer Outsourcing in the U.K. enabling payments to 80
countries

Q1 Highlights

Scott Scheirman Executive Vice President Chief Financial Officer & Global Operations * * * * * * * * *

$1,283
$1,393
$29
$256
$998
$29
$323
$1,041
Q1 2011
Q1 2012
Transaction Fee
Foreign Exchange
Other

Revenue

($ in millions)
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.
Consolidated revenue up 9%
reported and constant currency
adjusted*
Pro forma revenue increase
4%, or 5% constant currency,
including Travelex Global
Business Payments (TGBP) in
prior period*
Transaction fees increased 4%
Foreign exchange revenue
increased 26%
TGBP acquisition aided FX
revenue

Consumer-to-Consumer

C2C 81% of Company revenue
C2C revenue growth of 4% reported, or 5% constant currency*
Transaction growth of 7%
Total Q1 Western Union cross-border principal of $18 billion
Increased 2% on a reported basis
Increased 3% constant currency*
Principal per transaction
Declined 4% on a reported basis
Declined 3% on a constant currency basis*
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Consumer-to-Consumer

Regions
Revenue
Growth
Transaction
Growth
% of Total
Revenue
Europe and CIS 0% 1% 22%
North America 5% 6% 21%
Middle East and Africa 6% 9% 15%
Asia Pacific 7% 6% 12%
Latin America and Caribbean 2% 8% 9%
westernunion.com 39% 41% 2%
Q1 2012

Electronic Channels & Prepaid Highlights
Account-based money transfer
Revenue increased 43%
Agreements in place with nearly 90 banks globally
westernunion.com
C2C revenue increased 39%
Total WU.com revenue increased 37% (includes C2B)
Prepaid
Revenue increased 17%
Over $260 million loaded through 600,000 loads

Electronic Channels Revenue Growth 38%

+7%
+5%
+4%
Transaction Growth
Price Reductions
Other Mix
Constant Currency Revenue Growth
Currency Impact
Reported Revenue Growth

C2C Transaction and Revenue Growth 13 Q1 2012 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Consumer-to-Business

C2B 11% of Company revenue
Revenue increased 1%, or 3% constant currency*
Led by growth in South America
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Business Solutions

Business Solutions 6% of Company revenue
Pro forma revenue increased 5%*, or 4% constant currency*, including
TGBP in the prior year period
Strong growth in Australia, softness in North America and the U.K.
New customer acquisitions remain strong
Integration of TGBP progressing on track
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

24.4%
23.9%
Q1 2011
Q1 2012
26.3%
24.3%
Q1 2011
Q1 2012

Operating Margin
GAAP
Excluding
Restructuring and
TGBP Integration
Expenses*
Operating margin excluding
restructuring expense and TGBP
integration expense declined 200
basis points
• Business Solutions results
negatively impacted margin,
including $10 million of
incremental TGBP intangibles
amortization
• Higher marketing, additional
investments, compliance
costs, and timing of expenses,
partially offset by benefits from
revenue leverage, currency,
restructuring savings and
reduced bank fees
•
Expect full year margin to be in
line with financial outlook
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

C2C Operating Margin
Operating margin decreased 90 basis
points from prior year
•
Increased marketing, Costa and
Finint acquisition related expenses,
investments in WU.com and
compliance costs
•
Partially offset by benefits from
revenue leverage, currency, and
restructuring savings

18 C2B Operating Margin Operating margin improvement Primarily due to the benefit of lower debit processing expenses related to Durbin

Business Solutions Operating Margin
Operating Loss
Operating loss of $15 million compared to an operating loss of $4 million in the prior year period
Includes $14 million of intangibles amortization in current quarter and
$4 million in the prior year period
Includes $6 million of integration expenses in the current quarter

Financial Strength
1Q 2012
Cash Flow from Operations* $215 million
Capital Expenditures $76 million
Stock Repurchases $147 million
Dividends Paid $62 million
Cash Balance, March 31, 2012 $1.4 billion
Debt Outstanding, March 31, 2012 $3.6 billion
* Note: Includes the impact of tax payments of approximately $65 million relating to the agreement with the U.S. Internal Revenue Service announced December 15, 2011

2012 Outlook

February 2012 Outlook Affirmed
Constant currency revenue growth in the range of 6% to 8%*, including 4%
benefit from a full year of TGBP
GAAP revenue growth 2% lower than constant currency
Operating margins expected to be similar to 2011
GAAP operating margin of approximately 25%
Operating margin excluding TGBP integration costs of approximately 26%*
EBITDA margin of approximately 30% excluding TGBP integration costs*
GAAP EPS in a range of $1.65 to $1.70, or $1.70 to $1.75 excluding TGBP integration expense*
GAAP cash flows from operations in range of $1.0 billion to $1.1 billion, or $1.2 billion to $1.3 billion excluding estimated tax payments of approximately $200 million related to the IRS agreement*
*Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Questions & Answers * * * * * * * * *

Appendix First Quarter 2012 Earnings Webcast & Conference Call April 24, 2012 23

Non-GAAP Measures

Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted, pro forma revenue change TGBP adjusted, pro forma revenue change TGBP and constant currency adjusted, operating income margin excluding restructuring and TGBP integration expense, EBITDA margin excluding restructuring and TGBP integration expense, earnings per share restructuring, IRS Agreement and TGBP integration expense adjusted, Consumer-to-
Consumer segment revenue change constant currency adjusted, Consumer-to-Consumer segment principal per transaction change constant currency adjusted, Consumer-to-Consumer segment cross-
border principal change constant currency adjusted, Consumer-to-Business segment revenue change constant currency adjusted, Business Solutions segment pro forma revenue change TGBP adjusted,
Business Solutions segment pro forma revenue change TGBP and constant currency adjusted, 2012 revenue change outlook constant currency adjusted, 2012 operating income margin outlook TGBP integration expense adjusted, 2012 EBITDA margin outlook TGBP integration expense adjusted, 2012 earnings per share outlook TGBP integration expense adjusted, and 2012 operating cash flow outlook IRS
Agreement adjusted.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below.
All adjusted year-over-year changes were calculated using prior year reported amounts, unless indicated
otherwise.  Amounts included below are in millions, unless indicated otherwise.

Reconciliation of Non-GAAP Measures

1Q11 2Q11 3Q11 4Q11 FY2011 1Q12
Consolidated Metrics
Revenues, as reported (GAAP) 1,283.0 $      1,366.3 $      1,410.8 $      1,431.3 $      5,491.4 $      1,393.4 $
Foreign currency translation impact (a) 2.3 (32.5) (18.2) 10.4 (38.0) 8.1
Revenues, constant currency adjusted 1,285.3 $      1,333.8 $      1,392.6 $      1,441.7 $      5,453.4 $      1,401.5 $
Prior year revenues, as reported (GAAP) 1,232.7 $      1,273.4 $      1,329.6 $      1,357.0 $      5,192.7 $      1,283.0 $
Pro forma prior year revenues, TGBP adjusted (b) N/A N/A N/A N/A N/A 1,338.0 $
Revenue change, as reported (GAAP) 4% 7% 6% 5% 6% 9%
Revenue change, constant currency adjusted 4% 5% 5% 6% 5% 9%
Pro forma revenue change, TGBP adjusted N/A N/A N/A N/A N/A 4%
Pro forma revenue change, TGBP and constant currency adjusted N/A N/A N/A N/A N/A 5%
Operating income, as reported (GAAP) 312.9 $        350.7 $        363.0 $        358.4 $        1,385.0 $      332.5 $
Reversal of  restructuring and related expenses (c) 24.0 8.9 13.9 - 46.8 -
Reversal of  TGBP integration expense (d) N/A N/A N/A 4.8 4.8 6.4
Operating income, excl. restructuring and TGBP integration expense 336.9 $        359.6 $        376.9 $        363.2 $        1,436.6 $      338.9 $
Operating income margin, as reported (GAAP) 24.4% 25.7% 25.7% 25.0% 25.2% 23.9%
Operating income margin, excl. restructuring 26.3% 26.3% 26.7% 25.0% 26.1% 23.9%
Operating income margin, excl. restructuring and TGBP integration expense N/A N/A N/A 25.4% 26.2% 24.3%
Operating income, as reported (GAAP) 312.9 $        350.7 $        363.0 $        358.4 $        1,385.0 $      332.5 $
Reversal of  depreciation and amortization (e) 44.7 46.6 45.9 55.4 192.6 63.9
EBITDA (e) 357.6 $        397.3 $        408.9 $        413.8 $        1,577.6 $      396.4 $
Reversal of  restructuring and related expenses (c) 23.4 8.2 13.9 - 45.5 -
Reversal of  TGBP integration expense (d) N/A N/A N/A 4.8 4.8 6.4
EBITDA, excl. restructuring and TGBP integration expense 381.0 $        405.5 $        422.8 $        418.6 $        1,627.9 $      402.8 $
EBITDA margin 27.9% 29.1% 29.0% 28.9% 28.7% 28.4%
EBITDA margin, excl. restructuring and TGBP integration expense 29.7% 29.7% 30.0% 29.2% 29.6% 28.9%
Net income, as reported (GAAP) 210.2 $        263.2 $        239.7 $        452.3 $        1,165.4 $      247.3 $
Reversal of  restructuring and related expenses, net of  income tax benefit (c) 16.4 5.9 9.7 - 32.0 -
Net income, restructuring adjusted 226.6 $        269.1 $        249.4 $        452.3 $        1,197.4 $      247.3 $
Reversal of  IRS Agreement tax provision benefit (f) N/A N/A N/A (204.7) (204.7) -
Net income, restructuring and IRS Agreement adjusted 226.6 $        269.1 $        249.4 $        247.6 $        992.7 $        247.3 $
Reversal of TGBP integration expense, net of income tax benefit (d) N/A N/A N/A 3.1 3.1 4.3
Net income, restructuring, IRS Agreement and TGBP integration expense adjusted 226.6 $        269.1 $        249.4 $        250.7 $        995.8 $        251.6 $
Diluted earnings per share ("EPS"), as reported (GAAP) ($ - dollars) 0.32 $          0.41 $          0.38 $          0.73 $          1.84 $          0.40 $
Impact from restructuring and related expenses, net of income tax benefit (c) ($ - dollars) 0.03 0.01 0.02 - 0.05 -
Diluted EPS, restructuring adjusted ($ - dollars) 0.35 $          0.42 $          0.40 $          0.73 $          1.89 $          0.40 $
Impact from IRS Agreement tax provision benefit (f) ($ - dollars) N/A N/A N/A (0.33) (0.32) -
Diluted EPS, restructuring and IRS Agreement adjusted ($ - dollars) 0.35 $          0.42 $          0.40 $          0.40 $          1.57 $          0.40 $
Impact from TGBP integration expense, net of income tax benefit (d) ($ - dollars) N/A N/A N/A - - -
Diluted EPS, restructuring, IRS Agreement and TGBP integration expense adjusted ($ - dollars) 0.35 $          0.42 $          0.40 $          0.40 $          1.57 $          0.40 $
Diluted weighted-average shares outstanding 652.1 635.8 627.1 621.7 634.2 621.9

Reconciliation of Non-GAAP Measures

1Q11 2Q11 3Q11 4Q11 FY2011 1Q12
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) 1,078.1 $      1,155.1 $      1,193.3 $      1,181.9 $      4,608.4 $      1,124.6 $
Foreign currency translation impact (a) 2.2 (31.4) (17.9) 8.0 (39.1) 5.2
Revenues, constant currency adjusted 1,080.3 $      1,123.7 $      1,175.4 $      1,189.9 $      4,569.3 $      1,129.8 $
Prior year revenues, as reported (GAAP) 1,030.2 $      1,073.1 $      1,128.3 $      1,151.8 $      4,383.4 $      1,078.1 $
Revenue change, as reported (GAAP) 5% 8% 6% 3% 5% 4%
Revenue change, constant currency adjusted 5% 5% 4% 3% 4% 5%
Principal per transaction, as reported ($ - dollars) 360 $           365 $           366 $           349 $           360 $           346 $
Foreign currency translation impact (a) ($ - dollars) (1) (14) (11) 2 (6) 3
Principal per transaction, constant currency adjusted ($ - dollars) 359 $           351 $           355 $           351 $           354 $           349 $
Prior year principal per transaction, as reported ($ - dollars) 357 $           351 $           355 $           356 $           355 $           360 $
Principal per transaction change, as reported 1% 4% 3% (2)% 1% (4)%
Principal per transaction change, constant currency adjusted 1% 0% 0% (1)% 0% (3)%
Cross-border principal, as reported ($ - billions) 17.1 $          18.6 $          19.0 $          18.5 $          73.2 $          17.5 $
Foreign currency translation impact (a) ($ - billions) - (0.8) (0.6) 0.2 (1.2) 0.2
Cross-border principal, constant currency adjusted ($ - billions) 17.1 $          17.8 $          18.4 $          18.7 $          72.0 $          17.7 $
Prior year cross-border principal, as reported ($ - billions) 16.1 $          16.8 $          17.6 $          18.1 $          68.6 $          17.1 $
Cross-border principal change, as reported 7% 10% 8% 2% 7% 2%
Cross-border principal change, constant currency adjusted 6% 6% 5% 3% 5% 3%
Consumer-to-Business Segment
Revenues, as reported (GAAP) 153.2 $        153.5 $        155.3 $        153.9 $        615.9 $        155.1 $
Foreign currency translation impact (a) 1.3 1.1 1.5 2.5 6.4 2.9
Revenues, constant currency adjusted 154.5 $        154.6 $        156.8 $        156.4 $        622.3 $        158.0 $
Prior year revenues, as reported (GAAP) N/A N/A N/A N/A 610.7 $        153.2 $
Revenue change, as reported (GAAP) (2)% 2% 2% 2% 1% 1%
Revenue change, constant currency adjusted (1)% 2% 3% 3% 2% 3%
Business Solutions Segment
Revenues, as reported (GAAP) 27.9 $          31.4 $          33.6 $          68.2 $          161.1 $        86.9 $
Foreign currency translation impact (a) (1.3) (2.2) (2.1) (0.1) (5.7) (0.1)
Revenues, constant currency adjusted
26.6 $          29.2 $          31.5 $          68.1 $          155.4 $        86.8 $
Prior year revenues, as reported (GAAP) N/A N/A N/A N/A 106.7 $        27.9 $
Pro forma prior year revenues, TGBP adjusted (b) N/A N/A N/A N/A N/A 82.9 $
Revenue change, as reported (GAAP) 13% 15% 31% *** *** ***
Revenue change, constant currency adjusted 8% 7% 22% *** *** ***
Pro forma revenue change, TGBP adjusted N/A N/A N/A N/A N/A 5%
Pro forma revenue change, TGBP and constant currency adjusted N/A N/A N/A N/A N/A 4%
*** Calculation of growth percentage is not meaningful due to the impact of the TGBP acquisition in November 2011.

Reconciliation of Non-GAAP Measures

2012 Outlook Metrics
Revenue change (GAAP) 4% 6%
Foreign currency translation impact (g) 2% 2%
Revenue change, constant currency adjusted 6% 8%
Operating income margin (GAAP) 25%
TGBP integration expense impact (d) 1%
Operating income margin, TGBP integration expense adjusted 26%
Operating income margin (GAAP) 25%
Depreciation and amortization impact (e) 4%
TGBP integration expense impact (d) 1%
EBITDA margin, TGBP integration expense adjusted 30%
EPS guidance (GAAP)  1.65 $          1.70 $
TGBP integration expense impact, net of tax benefit (d) 0.05 0.05
EPS guidance, TGBP integration expense adjusted 1.70 $          1.75 $
Operating cash flow (GAAP) 1.0 $            1.1 $
Payments on IRS Agreement (f) 0.2 0.2
Operating cash flow, IRS Agreement adjusted  ($ - 1.2 $            1.3 $
Range
Range
Range
billions)
($ - dollars)
($ - dollars)
($ - dollars)
($ - billions)
($ - billions)

Footnote explanations

Non-GAAP related notes:
(a)
(b)
(c)
(d)
(e)
(f)
(g) Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
Represents the impact from the tax benefit in December 2011 due to the agreement with the IRS resolving substantially all issues related to the restructuring of our international operations in 2003 of $204.7 million.  Additionally, represents the impact of the anticipated tax payments of approximately $190 million related to the agreement with the IRS discussed above.
TGBP integration expense consists primarily of severance and other benefits, retention, direct and incremental expense consisting of facility relocation, consolidation and closures; IT systems integration; and
other expenses such as training, travel and professional fees. Integration expense does not include costs related to the completion of the TGBP acquisition.
Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In pro forma calculations, also includes the currency impact of $0.3 million for the three months ended March 31, 2012 associated with the acquisition of Travelex Global Business Payments ("TGBP").
Represents the pro forma incremental impact of TGBP on Consolidated and Business Solutions segment revenues.  Pro forma revenues presents the results of operations of the Company and its Business
Solutions segment as they may have appeared had the acquisition of TGBP occurred as of January 1, 2011.  The pro forma information is provided for illustrative purposes only and does not purport to present what the actual results of operations would have been had the acquisition actually occurred on the date indicated.  The results of operations for TGBP have been included in Consolidated and
Business Solutions segment revenues from November 7, 2011, the date of acquisition.
Restructuring and related expenses consist of direct and incremental expenses including the impact from fluctuations in exchange rates associated with restructuring and related activities, consisting of severance, outplacement and other related benefits; facility closure and migration of the Company's IT infrastructure; and other expenses related to the relocation of various operations to new or existing
Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and the acceleration of depreciation and amortization. Restructuring and related expenses were not allocated to the segments.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) results from taking operating income and adjusting for depreciation and amortization expenses.